Non-Operating Income (Expense)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Non-Operating Income (Expense)
12. Non-Operating Income (Expense)

(CAD$ in millions)	2023	2022
QB2 variable consideration to IMSA and ENAMI (a)	$(156)	$(188)
Foreign exchange gains (losses)	(9)	15
Loss on debt redemption or purchase (Note 20(a) and (g))	—	(58)
Downstream pipeline take-or-pay toll commitment	(40)	—
Other	(61)	(44)
	$(266)	$(275)

a) QB2 Variable Consideration to IMSA and ENAMI

During the year ended December 31, 2023, we recorded $4 million (2022 – $5 million) of expense (Note 31(b)) related to a derivative financial liability that arose from our 2018 acquisition of an additional 13.5% interest in QBSA through the purchase of Inversiones Mineras S.A. (IMSA), a private Chilean company. This derivative financial liability is carried at fair value, with changes in fair value being recognized in profit (loss). The purchase price at the date of acquisition included additional amounts that may become payable to the extent that average copper prices exceed US$3.15 per pound in each of the first three years following commencement of commercial production, as defined in the acquisition agreement, up to a cumulative maximum of US$100 million if commencement of commercial production occurs prior to January 21, 2024 or up to a lesser maximum in certain circumstances thereafter. At the date of the acquisition, a nominal value was attributed to the additional payments. As at December 31, 2023, the fair value of this financial liability is $115 million (2022 – $114 million) (Note 25), with estimated future average copper prices expected to exceed the US$3.15 per pound threshold, based on the expected timing of commencement of commercial production.

During the year ended December 31, 2023, we recorded $152 million (2022 – $183 million) of expense related to changes in the carrying value of the financial liability for the preferential dividend stream from QBSA to Empresa Nacional de Minería (ENAMI). As at December 31, 2023, the carrying value of this financial liability, which is measured at amortized cost, is $444 million (2022 – $286 million) (Note 25). This financial liability is most significantly affected by copper prices and the interest rate on the subordinated loans provided by us and SMM/SC to QBSA, which affects the timing of when QBSA repays the loans.

The fair values of the IMSA and ENAMI liabilities are both calculated using a discounted cash flow method based on quoted market prices and are considered Level 3 fair value measurements with significant unobservable inputs on the fair value hierarchy (Note 32).